Investor Day September 22nd, 2014

Except for historical information, the matters discussed in this presentation are forward-looking statements subject to certain risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. These forward-looking statements are identified by their use of such terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance. Actual results could differ materially from the Company’s projections. Factors that may contribute to these differences include, but are not limited to the following: the effects of economic conditions and disruptions in financial markets upon business and leisure travel and the hotel markets in which the Company invests; the Company’s liquidity and refinancing demands; the Company’s ability to obtain, refinance or extend maturing debt; the Company’s ability to maintain compliance with covenants contained in its debt facilities; stagnation or deterioration in economic and market conditions, particularly impacting business and leisure travel spending in the markets where the Company’s hotels operate and in which the Company invests, including luxury and upper upscale product; general volatility of the capital markets and the market price of the Company’s shares of common stock; availability of capital; the Company’s ability to dispose of properties in a manner consistent with its investment strategy and liquidity needs; hostilities and security concerns, including future terrorist attacks, or the apprehension of hostilities, in each case that affect travel within or to the United States or Germany or other countries where the Company invests; difficulties in identifying properties to acquire and completing acquisitions; the Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures; risks related to natural disasters; increases in interest rates and operating costs, including insurance premiums and real property taxes; delays and cost-overruns in construction and development; marketing challenges associated with entering new lines of business or pursuing new business strategies; the Company’s failure to maintain its status as a REIT; changes in the competitive environment in the Company’s industry and the markets where the Company invests; changes in real estate and zoning laws or regulations; legislative or regulatory changes, including changes to laws governing the taxation of REITs; changes in generally accepted accounting principles, policies and guidelines; and litigation, judgments or settlements. Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission, including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K and subsequent Form 10-Qs. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Disclaimer 1

2:00 pm – 4:00 pm Management Presentation Grand Salon Ballroom 4:00 pm – 6:00 pm Property Tours Cocktail Reception Art Deco Ballroom 6:00 pm Dinner Grand Salon Ballroom Today’s Agenda 2

I. Company Overview II. World Class Portfolio III. Industry Update IV. Acquisition Strategy V. Financial Overview VI. Asset Management Expertise VII. Q&A VIII. JW Marriott Essex House Introduction Company Overview

BEE's Leadership Team

STRATEGIC™ Hotels & Resorts



Raymond "Rip" Gellein
Chairman & CEO



Diane Morefield
EVP, CFO



Richard Moreau
EVP, COO



Paula Maggio
EVP, Secretary & General Counsel



Ken Barrett
SVP, Asset Management



Eric Hassberger
SVP, Asset Management and Acquisitions



Tom Healy
SVP, Asset Management



David Hogin
SVP, Asset Management



Bob McAllister
SVP, Tax



Patricia Needham
SVP, Legal



Jon Stanner
SVP, Capital Markets, Acquisitions, and Treasurer

LUXURY. OWNED AND MANAGED.™
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5 BEE’s Strategy to Drive Shareholder Value Disciplined capital allocation & external growth strategy Enhance and expand our high-end, unique, and irreplaceable hotel portfolio Proactive and conservative balance sheet management Industry leading asset management platform BEE’s strategy has delivered industry leading operating results and shareholder returns

World Class Portfolio 6 Enhance and expand our high-end, unique, and irreplaceable hotel portfolio o Best portfolio in public markets o Complex assets with multiple revenue streams o Locations in high-barrier-to-entry markets o City-center and resort destinations o World-class amenities o Historically low supply growth o Luxury outperforms through cycles JW Marriott Essex House InterContinental Chicago Westin St. Francis Ritz-Carlton Laguna Niguel Hotel del Coronado Four Seasons Washington, D.C.

114.5x 112.8x 111.1x 114.4x 116.2x 116.0x 117.7x 117.6x 100x 104x 108x 112x 116x 120x 2007 2008 2009 2010 2011 2012 2013 2014 TTM $92 $40 $60 $80 $100 BEE LHO PEB SHO HST DRH +44% Avg: $64 o Intense focus on operational excellence o Revenue management systems focused on driving ADR and maximizing Total RevPAR o Expense controls including food and beverage procurement and labor management systems o Initiatives focused on maximizing EBITDA per room EBITDA per Available Room Industry Leading Asset Management Platform Note: All metrics represent full-year 2013 results BEE metrics excludes payments under the JW Marriott NOI guarantee Source: Public filings 7 Annual RevPAR Index Asset management expertise has driven outperformance Industry leading asset management platform Note: Excludes JW Marriott Essex House Source: Smith Travel Research

Disciplined Capital Allocation & Growth 8 Disciplined capital allocation & external growth strategy o Capital allocation priorities o Continued balance sheet deleveraging o Disciplined organic and external growth o Reinstating a common dividend o Focus has been on balance sheet restructuring and deleveraging o Cyclical analysis suggests it’s still an attractive time to acquire assets o Significant growth opportunities embedded within current portfolio including ROI capital projects o Paying a common dividend remains a priority and will be reinstated at Board’s discretion Gross transaction activity of $2.7 billion YTD 2014 2014 Dispositions 6.0% Cap Rate; 14.5x EBITDA $1 million per key Four Seasons Punta Mita Marriott Grosvenor Square 2014 Acquisitions 6.3% Cap Rate; 13.8x EBITDA $765k per key Hotel del Coronado Fairmont Scottsdale

Balance Sheet Management 9 BEE’s balance sheet has been transformed Proactive and conservative balance sheet management ($ in millions, except stock price) December 31, 2012(a) Today(b) ∆ Net Debt / EBITDA 7.6x 5.3x -2.3x Net Debt / TEV 45.0% 31.0% -31.0% Net Debt + Preferred / EBITDA 9.2x 5.7x -3.5x Net Debt + Preferred / TEV 54.8% 33.1% -39.6% Corporate Liquidity $154.0 $415.0 $261.0 Market Capitalization $1,330.0 $2,935.0 120.7% Total Enterprise Value $3,011.0 $4,382.0 45.5% Stock Price $6.40 $11.76 83.8% (a) Based on 2012 Comparable EBITDA (b) Based on midpoint of 2014 Comparable EBITDA guidance, adjusted for transaction activity Share price as of 9/18/14 Source: Company filings, SNL financial

10 BEE’s Consistent Outperformance 75 100 125 150 175 200 225 250 275 2011 2012 2013 2014 BEE Peers SNL Hotel REITs RMS 142.5% 107.8% BEE Peers(1) SNL Hotel REITs RMS 1-yr 32.7% 21.5% 21.3% 10.6% 2-yr 81.2% 35.8% 39.9% 17.2% 3-yr 142.5% 107.8% 104.4% 47.8% Source: SNL Financial as of 09/18/14 (1) Includes DRH, LHO, PEB, SHO, and HST (1) 47.8% 104.4% BEE has outperformed its peers in 1 year, 2 year and 3 year Total Shareholder Return

I. Company Overview II. World Class Portfolio III. Industry Update IV. Acquisition Strategy V. Financial Overview VI. Asset Management Expertise VII. Q&A VIII. JW Marriott Essex House Introduction World Class Portfolio

o Unique portfolio of luxury and upper upscale hotels in public markets o Locations in high-barrier-to-entry urban and resort markets with limited supply growth o Complex hotels with multiple revenue streams managed as mixed-use assets o World-class amenities managed by world-class operators High-End, Unique & Irreplaceable Portfolio 12 Four Seasons Jackson Hole Loews Santa Monica Ritz-Carlton Half Moon Bay Elements of BEE’s Portfolio Strategy

JW Marriott Essex House InterContinental Chicago Westin St. Francis Exceptional Portfolio of Urban Hotels 13 InterContinental Miami Four Seasons Silicon Valley Four Seasons Washington, D.C.

Loews Santa Monica Ritz-Carlton Laguna Niguel Four Seasons Jackson Hole Exceptional Portfolio of Resort Destinations 14 Fairmont Scottsdale Princess Hotel del Coronado Ritz-Carlton Half Moon Bay

Current Portfolio Overview

STRATEGIC™
Hotels & Resorts

Urban Hotels
7 Assets, 4,248 Rooms
~$141 Million EBITDA


InterContinental Chicago


Fairmont Chicago


JW Marriott Essex House


Four Seasons Washington, D.C.


Westin St. Francis


InterContinental Miami


Four Seasons Silicon Valley



Suburban
2 Assets, 807 Rooms
~$8 Million EBITDA


Marriott Lincolnshire


Hyatt Regency La Jolla

Resorts
6 Assets, 2,530 Rooms
~$134 Million EBITDA


Loews Santa Monica


Ritz-Carlton Half Moon Bay


Ritz-Carlton Laguna Niguel


Fairmont Scottsdale Princess


Hotel del Coronado


Four Seasons Jackson Hole

Note: EBITDA based on trailing twelve months as of July 31, 2014. Excludes Marriott Hamburg.

LUXURY. OWNED AND MANAGED.™

15

STRATEGIC Hotels & Resorts

World-Class Hotels Operated by World-Class Brands

Four Seasons — Washington, D.C.; Silicon Valley; Jackson Hole

- 11 hotels in Conde Nast Top 100 Hotels in the World
- 22 AAA Five Diamond Awards
- 31 hotels on Conde Nast Traveler Gold List
- *16 hotels in Robb Reports' Top 100*

The Ritz-Carlton — Laguna Niguel; Half Moon Bay

- *35 hotels in U.S. News & World Report's* Best Hotel Rankings
- 28 AAA Five Diamond Properties
- Top Luxury Hotel Brand by J.D. Power and Associates
- 17 hotels recognized by Travel + Leisure *Magazine World's Best Awards*

InterContinental Hotels & Resorts — Chicago; Miami

- World Travel Awards Leading Hotel Brand
- World Travel Awards Leading Business Hotels Brand
- Best Business Hotel Brand by Business Traveler Awards
- 10 hotels on Conde Nast Gold List

Fairmont Hotels & Resorts — Chicago; Scottsdale

- 10 hotels in Travel + Leisure Magazine *World's Best Hotels*
- 8 hotels in the U.S. News & World Report Best hotels in the USA
- 12 hotels on Conde Nast Traveler Gold List

Loews Hotels • Resorts — Santa Monica

- Recipient of five HSMAI Adrian Awards for creative brilliance and best practices
- Recognized by Travel + Leisure for *World's Best Hotels for Families*

Westin Hotels & Resorts — St. Francis, San Francisco

- *Travel Weekly Reader's Choice award for* best upper upscale brand
- 51 AAA Four Diamond Awards

JW Marriott — Essex House, New York City

- *21 hotels in U.S. News & World Report 's* Best Hotel Rankings
- 11 hotels received the Gold Key award by Meetings and Conventions magazine

Hyatt Regency — La Jolla

- 10 hotels received Conde *Nast Reader's* Choice Award
- 6 hotels on Conde Nast Top Spa List

LUXURY. OWNED AND MANAGED.™ 16

o Total RevPAR is key top-line performance metric o Focus on maximizing RevPAR, non-rooms revenue and EBITDA per room o Assets operated as complex, mixed-use properties with significant ancillary revenue BEE Total Revenue Mix Peers Total Revenue Mix Note: Metrics reflect full-year 2013 Peers include: DRH, HST, LHO, PEB, SHO Source: Public filings BEE Revenue Mix Compared to Peers 17 BEE has highest Total RevPAR and EBITDA per room and most diverse revenue mix among peer group 54%35% 11% Rooms Other Food & Beverage 67% 27% 6% Food & Beverage Other Rooms

$0 $60 $120 $180 $240 $0 $200 $400 $600 $800 $1,000 EBITDA per available room Total RevPAR Note: Total RevPAR based on full-year 2013 results JW Marriott Essex House excludes NOI guarantee payments Source: Company filings Peer group includes: DRH, HST, LHO, PEB, SHO Measuring Asset Quality 18 BEE measures asset quality by location, product, unique nature of the asset, service levels, and yield per available room Note: EBITDA based on full-year 2013 results JW Marriott Essex House adjusted for non-recurring items and excludes NOI guarantee payments Source: Company filings Peer group includes: DRH, HST, LHO, PEB, SHO BEE Average: $392 Peer Average: $230 BEE Average: $92 Peer Average: $64 +71% +44%

I. Company Overview II. World Class Portfolio III. Industry Update IV. Acquisition Strategy V. Financial Overview VI. Asset Management Expertise VII. Q&A VIII. JW Marriott Essex House Introduction Industry Update

-25% -20% -15% -10% -5% 0% 5% 10% 15% 198 8 199 0 199 2 199 4 199 6 199 8 200 0 200 2 200 4 200 6 200 8 201 0 201 2 201 4E Total U.S. Upper Upscale Luxury Source: Smith Travel Research and PWC Annual % Change in RevPAR o Luxury hotel RevPAR growth outperforms in a recovery o 1992 – 2000: 9 consecutive years of annual luxury RevPAR growth totaling 115% or an 8.9% CAGR o 2002 – 2007: 5 consecutive years of annual luxury RevPAR growth totaling 48% or an 8.2% CAGR o Upper Upscale typically lags luxury sector but is more stable in a downturn Luxury Hotels Outperform in a Recovery 20 Luxury outperformed by 200-400 basis points in previous recoveries RevPAR CAGR (9 years) Total U.S: 4.5% Upper Upscale: 5.8% Luxury: 8.9% RevPAR CAGR (5 years) Total U.S: 6.0% Upper Upscale: 5.7% Luxury: 8.2% RevPAR CAGR (5 years) Total U.S: 6.6% Upper Upscale: 6.5% Luxury: 8.8%

Luxury 21 Underlying fundamentals remain strong Lodging Supply & Demand Dynamics Upper Upscale Source: PwC Hospitality Directions, August 2014 KF Nation l Hotel Forecasts (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E 2015E 2016E 2017E Change in Demand Change in Supply LT Avg Demand LT Avg Supply Demand Long Term Avg: 5.2% Supply Long Term Avg: 4.4% (6.0%) (4.0%) (2.0%) 0.0% 2. 4. 6.0 . . 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E 2015E 2016E 2017E Change in Demand Change in Supply LT Avg Demand LT Avg Supply Demand Long Term Avg: 2.3% Supply Long Term Avg: 1.6%

Favorable BEE Market Dynamics CONFIDENTIAL 22 Favorable supply & demand dynamics in BEE markets 2014 – 2017 Forecasted RevPAR CAGR Avg. Annual Supply Growth Supply Pipeline Note: Annual Luxury & Upper Upscale average August 2011 – August 2014 Source: STR Note: Luxury & Upper Upscale under construction pipeline as of August 2014 Source: STR Source: PKF Research BEE market average: 5.5% BEE market average: 0.7% BEE market average: 1.6% Source: PKF 2nd quarter report o Supply pipeline remains muted in most of BEE’s markets and below national average o Supply growth throughout the recovery has been minimal o RevPAR CAGR within BEE’s markets exceeds national average 6.3% 5.9% 6.1% 4.2% 4.7% 5.1% 6.6% 4.9% 5.2% 0% 2% 4% 6% 8% 2.7% 0.0% 0.7% 6.7% 1.2% 0.0% 0.0% 1.5% 2.2% 0% 2% 4% 6% 8% 0.6% 0.3% 0.9% 1.1% 0.5% 0.6% 0.0% 1.3% 0.7% 0% 1% 2% 3%

Cycle Performance – Nominal RevPAR 23 Luxury is the highest growth hotel segment Source: Smith Travel Research and PKF Hospitality Research Denotes recession $30 $80 $130 $180 $230 $280 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015E 2017E 2018E 10 years 7 years ? U.S. RevPAR ($) $172 $53 $213 $66 Luxury RevPAR ($)$216 $69 CAGR 7.4% CAGR 3.1% CAGR 2.9%CAGR 3.7% $100 $112 $116 CAGR 5.0% CAGR 1.6% $37 $84 $61 Upper Upscale RevPAR ($) ? % ? % ? % 1987-2013 CAGR U.S. 2.8% Upper Upscale 3.0% Luxury 4.6%

o Past cycles suggest more room for lodging stocks to increase o GDP growth and unemployment figures will serve as a catalyst for the lodging industry o Industry fundamentals suggest possibility of longer cycle Stock Returns Peak-to-Peak Lodging Stocks Positioned for Further Growth 24 Significant upside remains in the lodging cycle 0 50 100 150 200 250 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 69 71 73 75 77 79 81 83 85 87 89 91 93 95 97 99 10 1 10 3 10 5 10 7 10 9 11 1 11 3 11 5 11 7 1989-1997 1997-2007 2007-Present Source: BofA Merrill Lynch Global Research We are here

20 30 40 50 60 70 80 90 100 110 120 130 Mall Apartment Strip Center Industrial Office Hotel Commercial Property Pricing Continues to Strengthen 25 Change in Commerical Property Values Since Peak Mall 26% Apartment 15% Strip Retail 11% Industrial 4% Office (2%) Hotel (4%) While hotel prices have recovered, they remain below previous peak and lag other property sectors Hotels: -4% Source: Third party research as of latest available data (8/31/14)

I. Company Overview II. World Class Portfolio III. Industry Update IV. Acquisition Strategy V. Financial Overview VI. Asset Management Expertise VII. Q&A VIII. JW Marriott Essex House Introduction Acquisition Strategy

o Focused on assets / portfolios that fit strategic profile o Luxury or upper-upscale hotels and resorts o High barrier to entry markets with strong demand dynamics and limited long-term supply o Opportunities to leverage best-in-class asset management expertise and brand relationships o Typically complex assets with multiple revenue streams; “mixed-use hotels” o Balance positive supply dynamics of destination resorts with lower volatility of urban hotels o Longer-term goal to diversify geographic mix towards East Coast and other select North American markets o Primarily focused in U.S. but will explore Mexico and Canada opportunistically Acquisition Strategy 27 Deliver return on investment that exceeds cost of capital Luxury and Upper- Upscale hotels Gateway cities and resort destinations Complex assets with multiple revenue streams Discount to replacement cost Operational upside

Primary Markets (by priority) Boston New York Los Angeles San Francisco Washington, D.C. Miami Seattle Chicago San Diego Austin Nashville Secondary Markets (by priority) Dallas Denver New Orleans Baltimore Philadelphia Atlanta Houston U.S. Urban Hotel Market Priority List Seattle San Francisco Los Angeles San Diego Austin Dallas New Orleans Miami Atlanta Washington, D.C. Baltimore Philadelphia New York Boston Chicago Houston Denver Nashville 28 CONFIDENTIAL Note: Bold represents Urban markets where BEE currently holds assets

Primary Markets (by priority) South Florida / Keys Hawaii Mountain / Ski Destinations Northern California Southern California Texas Orlando Scottsdale U.S. Resort Market Priority List Scottsdale / Arizona S. California N. California / Napa South Florida / Keys Orlando Mountain / Ski Destinations Texas Hawaii 29 CONFIDENTIAL Note: Bold represents Resort markets where BEE currently holds assets

I. Company Overview II. World Class Portfolio III. Industry Update IV. Acquisition Strategy V. Financial Overview VI. Asset Management Expertise VII. Q&A VIII. JW Marriott Essex House Introduction Financial Overview

Successful Balance Sheet Restructuring

STRATEGIC Hotels & Resorts

2009
- Sold Four Seasons Mexico City ($54M)
- Sold Renaissance Le Parc ($52M)

Net Debt / EBITDA: 14.3x
Net Debt + Pref / EBITDA: 17.4x

2010
- Raised $333M common equity
- Sold InterContinental Prague ($144M)
- Retired $180M convertible notes

Net Debt / EBITDA: 10.3x
Net Debt + Pref / EBITDA: 13.4x

2011
- Raised $215M common equity
- Acquired Four Season Jackson Hole and Silicon Valley
- Acquired remaining 49% interest in InterContinental Chicago
- Sold Marriott Champs-Elysees ($60M)
- Sold BuyEfficient ($9M)
- Restructured Hotel del Coronado and Fairmont Scottsdale JVs
- Refinanced $300M revolving credit facility
- Refinanced 7 property loans for $900M
- Tendered for $85M preferred equity at 15% discount

Net Debt / EBITDA: 7.4x
Net Debt + Pref / EBITDA: 9.3x

2012
- Raised $115M common equity
- Reinstated preferred dividend
- Acquired JW Marriott Essex House
- Restructured Hyatt Regency La Jolla

Net Debt / EBITDA: 7.6x
Net Debt + Pref / EBITDA: 9.2x

2013
- Eliminated $12M principal amortization
- Refinanced Hotel del Coronado
- Sold Lakeshore Athletic Club ($11M)

Net Debt / EBITDA: 6.1x
Net Debt + Pref / EBITDA: 7.4x

2014
- Raised $417M common equity
- Redeemed Series A and Series C preferred equity
- Acquired JV partners' interest in the Hotel del Coronado and Fairmont Scottsdale Princess
- Sold Four Seasons Punta Mita ($200M)
- Sold Marriott London Grosvenor Square ($208M)
- Refinanced $300M revolving credit facility
- Refinanced 3 property loans for $355M
- Retired interest rate swap portfolio

Net Debt / EBITDA: 5.3x
Net Debt + Pref / EBITDA: 5.7x

Dramatic balance sheet improvement provides flexibility

Note: Leverage metrics reflect year-end Net Debt, Preferred Equity, and EBITDA. 2014 metrics assume midpoint of 2014 guidance adjusted for transaction activity.

LUXURY. OWNED AND MANAGED.™

31

Summary of 2014 Refinancings CONFIDENTIAL o The revolving credit facility and three property financings have closed since April 2014 Loews Santa Monica Four Seasons Washington, D.C. InterContinental Miami Refinancings to date expected to save ~$2 million in interest expense on an annualized basis 32 $ in millions Interest Rate Capacity / Proceeds Previous Current ∆ Revolving Credit Facility $300.0 L + 2.75% L + 2.00% -0.75% Loews Santa Monica 120.0 L + 3.85% L + 2.55% -1.30% Four Seasons Washington, D.C. 120.0 L + 3.15% L + 2.25% -0.90% InterContinental Miami 115.0 L + 3.50% 3.99% -0.92% Total $655.0

A Healthier BEE 33 BEE’s balance sheet has been significantly improved and Company is now within target range (4x-6x) for Net Debt + Preferred / EBITDA ($ in millions, except stock price) December 31, 2012(a) Today(b) ∆ Net Debt / EBITDA 7.6x 5.3x -2.3x Net Debt / TEV 45.0% 31.0% -31.0% Net Debt + Preferred / EBITDA 9.2x 5.7x -3.5x Net Debt + Preferred / TEV 54.8% 33.1% -39.6% Corporate Liquidity $154.0 $415.0 $261.0 Market Capitalization $1,330.0 $2,935.0 120.7% Total Enterprise Value $3,011.0 $4,382.0 45.5% Stock Price $6.40 $11.76 83.8% (a) Based on 2012 Comparable EBITDA (b) Based on midpoint of 2014 Comparable EBITDA guidance, adjusted for transaction activity Share price as of 9/18/14 Source: Company filings, SNL financial

$163.0 Undrawn $137.0 Outstanding $94.8 $120.0 $120.0 $350.5 $117.0 $475.0 $143.5 115.0 $300.0 Undraw n $0.0 $200.0 $400.0 $600.0 $800.0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Bank Life Co. CMBS Corporate $445.3 $263.5 Net Debt / EBITDA 5.3x Net Debt + Preferred / EBITDA 5.7x Net Debt + Preferred / Total Enteprise Value 33.1% Corporate Liquidity (millions) $415 (a) Metrics reflect mid-point of 2014 Comparable EBITDA guidance range adjusted for year-to-date transaction activity Objectives o Net Debt / EBITDA: 3x – 5x o Net Debt + Preferred / EBITDA: 4x – 6x o Manage debt maturities across years limiting excess maturities in a single year o Maintain adequate liquidity Balance Sheet Today and Objectives 34 Current Debt Maturity Profile Note: Assumes full extension periods for all loans. Key Balance Sheet Statistics (a)

$392 $180 $220 $260 $300 $340 $380 $420 BEE PEB LHO HST SHO DRH Avg: $230 +71% $180 $40 $80 $120 $160 $200 BEE PEB HST LHO DRH SHO Avg: $72 +151% $213 $125 $150 $175 $200 $225 BEE PEB LHO HST SHO DRH Avg: $158 +35% $284 2 $180 $240 $300 BEE PEB LHO HST SHO DRH Avg: $202 +41% ADR RevPAR Total RevPAR Non–Rooms Revenue Per Available Room Note: All metrics represent full-year 2013 results BEE metrics exclude payments under the JW Marriott NOI guarantee. Source: Public filings BEE’s Operating Metrics Lead the Sector 35 BEE delivers industry leading results

7.9% 4.0% 6.0% 8.0% BEE PEB HST DRH SHO LHO Avg: 5.6% +2.3 pts 8.6% 2.0% 4.0% 6.0% 8.0% 10.0% BEE PEB DRH HST SHO LHO Avg: 5.5% +3.1 pts 36 Significant Outperformance Throughout the Recovery Source: Company filings Note: Based on the average reported same-store RevPAR growth from each year, however may not reflect a same-store comparison over entire 4-year period. Source: Company filings Average RevPAR Growth 2010-2013 2013 Same-store RevPAR Growth Outperformance driven by asset quality and leading asset management platform

Year-To-Date Results 37 Industry leading YTD results Q1-Q2 2013 Q1-Q2 2014 Operations (Total United States Portfolio) ADR $277 5.0% $291 RevPAR $204 5.7% $216 Total RevPAR $385 8.1% $416 EBITDA Margins 22.6% 180 bps 24.4% Corporate Results Comparable EBITDA $94.8 16.2% $110.1 Comparable FFO / share $0.15 86.7% $0.28 (EBITDA in millions)

(1) Excludes payments under the JW Marriott Essex House guarantee. 2014 Guidance 38 Strong results expected to continue (1) (1) 2013 Actual 2014 Guidance Operations (Total United States Portfolio) RevPAR $213 5.5%-7% $224-$228 Total RevPAR $392 5.5%-7% $414-$420 EBITDA Margins 23.5% 150 - 200bps 25.0%-25.5% Corporate Results Comparable EBITDA $213 10%-17% $235-$250 Comparable FFO / share $0.43 44%-58% $0.62-$0.68 (EBITDA in millions)

I. Company Overview II. World Class Portfolio III. Industry Update IV. Acquisition Strategy V. Financial Overview VI. Asset Management Expertise VII. Q&A VIII. JW Marriott Essex House Introduction Asset Management Expertise

Revenue Growth o Rate prioritized strategy – increase RevPAR penetration and profitability o Increased group mix – maximize total contribution and create rate compression Margin Enhancement o Labor management systems – optimizing efficiency standards o Food cost systems – procurement and menu engineering o Brand management partnership – working collaboratively with brands at all levels Consistent Product Improvement o Expansions and enhancements – creation of unique amenities and new demand drivers o Renovations – ongoing guestroom and public space upgrades o Unique events and attractions – marketing opportunities and cooperation with local communities Intense Focus on Three Key Principles 40

o Partnering with brands and general managers to appropriately mix and price each demand segment o Adjusting pricing by demand period and limiting certain segments to create scarcity o Optimizing group patterns to eliminate gaps in demand, create transient rate compression and optimize F&B mix o Managing corporate rate negotiations and strategy o Empowering sales teams for on-site upsell into higher-rated rooms and amenities ADR Focused Revenue Strategy 41 ADR-driven strategy is driving RevPAR outperformance to competitive set -2% 10% 8% 1% 4% 5% -4% -2% 0% 2% 4% 6% 8% 10% 12% Occupancy ADR RevPAR BEE BEE Competitive Set 2014 July TTM vs. 2007 Growth Includes BEE’s Total U.S. portfolio excluding JW Marriott Essex House Source: Smith Travel Research 114.5x 112.8x 111.1x 114.4x 116.2x 116.0x 117.7x 117.6x 100x 104x 108x 112x 116x 120x 2007 2008 2009 2010 2011 2012 2013 2014 TTM Includes BEE’s Total U.S. portfolio excluding JW Marriott Essex House Source: Smith Travel Research Annual RevPAR Index

Case Study: Four Seasons Silicon Valley 42 Objective o Capitalize on strong market dynamics by enhancing average rate strategy Initiatives o Develop rate strategy based on lead time volumes and dynamic pricing o Limit group contribution to lower demand periods o Minimize dependence on longer-lead corporate negotiated rates o Create scarcity and push demand into higher-rated segments Results (2014 July TTM vs. 2012) o Increased ADR $60 from $319 to $379 o +6.8% increase in ADR to Comp Set o +6.0% increase in RevPAR to Comp Set o Estimated $2.6 million incremental room revenue and $2.0 million incremental room profit Four Seasons Silicon Valley Guestroom Operating Results – 2014 July TTM vs. 2012 1.6% 18.7% 21.3% 2.3% 11.9% 15.3% 0% 5% 10% 15% 20% 25% Occ ADR RevPAR FSSV Competitive Set

968.3 916.8 710.1 803.1 843.7 834.9 847.4 902.5 60% 65% 70% 75% 80% 500 600 700 800 900 1,000 2007 2008 2009 2010 2011 2012 2013 2014 Est (1) 2014 in the year production assumes 90% of 2013 production BEE Group Demand Outlook 43 (1) Group demand remains ~66k room nights below previous peak 000’s of room nights Group Room Nights

0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 2007 2008 2009 2010 2011 2012 2013 2014 Fcst Case Study: New Ballroom at the Fairmont Scottsdale 44 Objective o Address change in group demand patterns and increase in competitive set meeting space supply o Exceed previous peak group room night demand Initiatives o $26 million investment in 2012 and 2013 o 20,000 sq. ft. Palomino ballroom & renovation of existing meeting space o F&B enhancements and wellness spa concept Results (July 2014 TTM vs. 2012) o 24% increase in group room revenue, 44% increase in banquet revenue o 87% increase in EBITDA, from $12.8 million to $23.8 million o 13.5% increase in group RevPAR index (108.5x vs. 95.6x) o Goal to exceed previous peak group demand by ~10,000 to 15,000 room nights 116k Palomino Ballroom 118k 62k 92k Note: 2014 group demand forecast assumes definite room nights as of August and average of group pick-up in 2012 and 2013 Group Room Nights

$0.00 $50.00 $100.00 $150.00 $200.00 $250.00 $300.00 $350.00 YTD 2013 YTD 2014 Food Beverage Service Charge Room Rental Other $289 $121 $41 $35 $57 Room Food Beverage Misc. F&B Oth r Maximizing Out-of-Room Spend 45 o Evaluate group mix to maximize total contribution and profitability o Balance rate and availability to accommodate high-yielding groups with significant out-of-room spend o Enhance product offerings and create unique events to create a captive audience o Supplement group banquet revenue with social and other non-room based catering revenue $274 $298 +8.7% Includes BEE’s Total U.S. Portfolio for the trailing 12 months July 31, 2014 $542 Per Occupied Room BEE’s portfolio generates ~$542 per occupied room; recent increase in spend from group contribution Includes BEE’s Total U.S. Portfolio for 7 months as of July 31, 2014 Total Spend Per Occupied Room Banquet Spend Per Group Room

o Industrial engineering based model for hourly staffing and deployment o Vigilant oversight of labor systems with 90%+ compliance standards o Cooperation with brands to address labor-intensive service standards (i.e. – check out vs. stay over housekeeping practices) o Maintenance of efficiency standards put in place post-acquisition and during downturn Hours Worked Per Occupied Room Gap to 2007 Operations -0.5% -2.7% -10.1% -12.0% -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% Room Nights F&B Covers Hours Worked 6.0 6.5 7.0 7.5 8.0 2007 2008 2009 2010 2011 2012 2013 2014 TTM Labor Management Systems 46 -9.6% Includes BEE’s Total U.S. portfolio excluding JEH Efficiencies estimated to deliver $30+ million (300+ bps GOP margin) annually in cost savings Compares 2014 July TTM to 2007; includes all Total U.S. hotels excluding JEH

Fairmont Scottsdale Pool Hours Per Occupied Room and Cover 5.53 4.44 1.03 0.96 0.00 1.00 2.00 3.00 4.00 5.00 6.00 Prior to Acquisition Current Standards Non-F&B Hours Worked POR F&B Hours Worked Per Cover Case Study: Fairmont Scottsdale Princess Objective o Evaluate and improve operating standards o Improve efficiencies without detriment to guest experience or employee satisfaction Initiatives o Detailed audit of staffing and deployment standards o Department by department analysis of efficiency opportunities o Consistent oversight of staffing plan and guest / employee satisfaction scores Results (Current Standards vs. Prior to 2006 Acquisition) o 20% reduction in non F&B hours worked per occupied room o 7% reduction in F&B hours worked per cover o Ranked 5th within Fairmont in JD Power scores o In top quartile within Fairmont in employee engagement o $3.3 million annualized cost savings 47

July TTM 2014 Prior to Procurement Program Variance Estimated Savings Fairmont Chicago 19.4% 24.0% 4.6% $601 Fairmont Scottsdale 20.3% 25.2% 4.9% 1,259 Four Seasons Washington, D.C.* 24.9% 26.2% 1.4% 217 Hotel del Coronado 21.0% 25.0% 4.0% 1,550 Hyatt Regency La Jolla 22.3% 25.4% 3.1% 304 InterContinental Chicago* 24.4% 27.0% 2.6% 486 InterContinental Miami 21.6% 26.3% 4.7% 821 Loews Santa Monica Beach 18.6% 28.2% 9.6% 734 Ritz-Carlton Laguna 19.8% 23.4% 3.5% 935 Ritz-Carlton Half Moon Bay 22.6% 27.6% 4.9% 911 Westin St. Francis 17.3% 20.9% 3.6% 931 Four Seasons Jackson Hole 23.4% 25.5% 2.1% 129 Four Seasons Silicon Valley 20.2% 23.4% 3.2% 241 JW Essex House 19.7% 24.3% 4.6% 499 Average 21.1% 25.2% 4.1% $9,616 Food Procurement and Menu Engineering Systems o Direct oversight and control of food costs with no impact to food quality o ~20% of cost savings due to pricing power advantages in the procurement process o ~80% of cost savings driven by menu engineering o Using the right ingredients in the right menu items (i.e. choice vs. prime tenderloin) o Maintaining ingredient specifications (i.e. branded vs. non-branded canola oil) * Margins in 2007 and prior to procurement adjusted for major restaurant additions 48 Estimated $9.6 million annual savings Food Cost of Sales

$70.8 $51.8 $54.7 $59.7 $67.2 $76.5 $80.2 $9.5 $3.3 $6.4 $8.5 $12.7 $16.6 $18.2 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2008 2009 2010 2011 2012 2013 2014 TTM Total Revenue EBITDA EBITDA Margin Case Study: Four Seasons Jackson Hole & Silicon Valley Initiatives o Implementation of labor and F&B procurement best practices o Introduction of aggressive room sales program to drive ADR o Close FSJH during slow seasons (millions) 49 Results (July 2014 TTM vs. 2008) o 20% reduction in hours worked per occupied room o 270 basis point reduction in food costs o 920 basis point increase in EBITDA margin o $8.7M increase in EBITDA on $9.4 million increase in revenue (92% flow-through) since 2008 Objective o Design and execute hotel master plans to increase profitability (margin) Asset Management Acquired Hotel 92% Flow Through to EBITDA since BEE involvement Operating Stats

o Leverage relationships with senior brand representatives and on-site executive teams o Develop long-standing relationships at the General Manager level o Directly influence marketing, sales, and rate strategies o Implement asset management systems and directly influence brands’ best practices o Ongoing review of fee structures based on performance and capital investment opportunities Brand Management Partnership and Oversight 50

Case Study: JW Marriott New York Essex House

STRATEGIC Hotels & Resorts

Objective

- Partner with Marriott to reintroduce an iconic Central Park hotel
- Restructure hotel operations to improve profitability

Initiatives

- Launch only JW Marriott in New York
- Complete product improvement plan ("PIP")
- Reconfigure room sales strategy to drive RevPAR penetration
- Address underperformance in operating areas
- Dramatically improve operating margins

Results (July 2014 TTM vs. September 2012 TTM)*

- $16.7 million PIP nearing completion including new club lounge; renovation of second floor meeting space
- $43.00 (13%) increase in RevPAR vs. ~7.5% growth in New York market
- $2.9M increase in F&B contribution on flat revenue
- 1,190 basis point increase in GOP margin from 15.7% to 27.6%
- **$11.5 million increase in EBITDA from $4.4 million to $15.9 million (207% flow-through)**



ESSEX
HOUSE

JW Marriott Essex House New York

*2014 July TTM results are adjusted for one-time costs incurred during the period
September 2012 TTM represents the trailing twelve month operations prior to acquisition

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52 Consistent Product Improvement CONFIDENTIAL ENO - FSDC Room Addition - LSM Handle Bar - FSJH South Tower Guestrooms - IC Ballroom - FSP Toro Toro - IM

1.02x 1.04x 1.06x 1.08x 1.10x 1.12x 1.14x 1.16x 1.18x 1.20x 0.00 20.00 40.00 60.00 80.00 100.00 120.00 140.00 160.00 Dec-09 Dec-10 Dec-11 Dec-12 Dec-13 TTM 2014 IM RevPAR Comp Set RevPAR Penetration Case Study: InterContinental Miami 53 Objective o Gain market share through product repositioning o Create a unique destination in the lobby Initiatives o $30 million capital investment in 2010 and 2011: o Guestroom renovation o Innovative lobby, façade and porte-cochere enhancements o Introduction of new F&B offerings o Meeting space renovation Results (2014 TTM vs. 2009) o 11.4% RevPAR CAGR (+160 bps to competitive set) o 0.07x increase in RevPAR index to competitive set o ~$6.5M incremental revenue o ~$4.9M incremental EBITDA o 166% EBITDA growth ($12.1 million, from $7.3 million to $19.4 million) Renovation Period LED Lit Digital Façade RevPAR Penetration to Competitive Set

2006 Budget 2014 TTM Variance Occupancy 72% 72% 0% ADR $464.41 $572.98 23% RevPAR 335.39 412.50 23% Total Revenue $46,087 $69,300 50% Rooms Profit Margin 74% 76% 2% F&B Profit Margin 13% 25% 12% GOP $10,704 $21,268 99% GOP Margin 23% 32% 9% EBITDA $7,404 $16,049 117% EBITDA Margin 16% 24% 8% Case Study: Four Seasons Washington, D.C. 54 Objective o Create one of the world’s premier Four Seasons hotels o Increase suite mix and provide secure, secluded guestroom offering for heads of state Initiatives o $40 million investment in 2006-2007 and 2012-2013 o 11-room addition including Royal Suite o Lobby and meeting space renovation / expansion o Bourbon Steak restaurant and bar o Retail space and F&B outlet optimization o Refocused room sales strategy to drive ADR Results (July 2014 TTM vs. 2006 Budget) o $109 increase in ADR (+23%) vs. D.C. market +1.6% o ~117% growth in EBITDA ($8.6 million) o Flexibility and speed to market delivered exceptional yield on investment opportunities Royal Suite Operating Statistics

Creating Unique Events and Attractions 55 “Christmas at the Princess” Fairmont Scottsdale Princess “Skating by the Sea” Hotel del Coronado “Yappy Hour” Ritz-Carlton Laguna Niguel & Half Moon Bay Handle Bar - Base of Jackson Hole Mountain Four Seasons Jackson Hole “The Dancing Girl” InterContinental Miami Michael Jordan’s Steak House Grand Opening InterContinental Chicago

Testimonial 56

I. Company Overview II. World Class Portfolio III. Industry Update IV. Acquisition Strategy V. Financial Overview VI. Asset Management Expertise VII. Q&A VIII. JW Marriott Essex House Introduction Q&A

I. Company Overview II. World Class Portfolio III. Industry Update IV. Acquisition Strategy V. Financial Overview VI. Asset Management Expertise VII. Q&A VIII. JW Marriott Essex House Introduction JW Marriott Essex House Introduction

JW Marriott Essex House

STRATEGIC Hotels & Resorts

BEE & KSL Investment Basis

	$ in 000's	$ / room
Acquisition Price	$362,300	$703
PIP	16,700	32
Suites, Model Rooms & Planning	1,850	4
Residential Sales (net proceeds)	(7,575)	(15)
Total	**$373,275**	**$725**

Quick Facts

- Built in 1931 – one of the first iconic hotels in NYC
- Acquired from Dubai Investment Group in 2012 in a 51% / 49% joint venture with KSL Capital
- Current Configuration:
  - 511 guestrooms (excluding 3 new model rooms)
  - 183 private residences
  - 12,000 square feet of meeting space
  - Southgate restaurant and bar
  - Marriott executive lounge
  - Fitness Center
- BEE / KSL investigating highest and best use for prime real estate
- Guestroom renovation planned for Q1 2016


ESSEX HOUSE

Prime Central Park South Location



Model Guestroom

Note: Basis per room includes 511 guestrooms, 3 owned condos converted to model rooms and 1 separate condo that is currently on the market
BEE / KSL have sold 4 condo units included in the acquisition for total net proceeds of approximately $7.6 million, or approximately $2,000 PSF

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Non-GAAP to GAAP Reconciliations 60 Update when Guidance ranges available

Non-GAAP to GAAP Reconciliations 61 Reconciliation of Net Debt / EBITDA ($ in 000s) 2Q 2014 Adj. for Preferred C redemption & InterContinental Miami refinancing Pro Forma Consolidated debt $1,638.3 $30.0 $1,668.3 Pro rata share of consolidated debt (132.6) (132.6) Preferred stock redemption liability 95.7 (95.7) 0.0 Cash and cash equivalents (245.5) 65.7 (179.8) Net Debt $1,356 $1,356 Comparable EBITDA $255.3 Net Debt / EBITDA 5.3x Midpoint of Current Guidance $242.5 Adjustments for transaction activity $12.8 Proforma EBITDA $255.3 Comparable EBITDA reflects mid-point of 2014 guidance range adjusted for full-year impact from the sale of the Four Seasons Punta Mita and Marriott London Grosvenor Square, and purchase of JV partners' interest in the Fairmont Scottsdale Princess and Hotel del Coronado.

Non-GAAP to GAAP Reconciliations 62 Reconciliation of Net Debt + Preferred Equity / EBITDA ($ in 000s) 2Q 2014 Adj. for Preferred C redemption & InterContinental Miami refinancing Pro Forma Consolidated Debt $1,638.3 $30.0 $1,668.3 Pro rata share of consolidated debt (132.6) (132.6) Preferred Equity 90.4 90.4 Preferred stock redemption liability 95.7 (95.7) 0.0 Cash and cash equivalents (245.5) 65.7 (179.8) Net Debt + Preferreds $1,446.4 $1,446.4 Comparable EBITDA $255.3 Net Debt + Preferreds / EBITDA 5.7x Midpoint of Current Guidance $242.5 djustments for transaction activity 12.8 Proforma EBITDA $255.3 Comparable EBITDA reflects mid-point of 2014 guidance range adjusted for full-year impact from the sale of the Four Seasons Punta Mita and Marriott London Grosvenor Square, and purchase of JV partners' interest in the Fairmont Scottsdale Princess and Hotel del Coronado.

Non-GAAP to GAAP Reconciliations 63 Reconciliation of Net Debt / TEV & Net Debt + Preferred Equity / TEV ($ in 000s) 2Q 2014 Adj. for Preferred C redemption & InterContinental Miami refinancing Pro Forma Consolidated Debt $1,638.3 $30.0 $1,668.3 Pro rata share of consolidated debt (132.6) (132.6) Preferred stock redemption liability 95.7 (95.7) 0.0 Cash and cash equivalents (a) (245.5) 65.7 (179.8) Net Debt $1,356.0 $1,356.0 Preferred Equity 90.4 90.4 Net Debt + Preferred $1,446.4 $1,446.4 Market Capitalization $2,923.0 $2,923.0 Total Debt + Preferreds 1,691.8 1,626.1 Cash and cash equivalents (245.5) (179.8) Total Enterprise Value $4,369.3 $4,369.3 Net Debt / Enterprise Value 31.0% Net Debt + Preferred Equity / Enterprise Value 33.1%

Non-GAAP to GAAP Reconciliations 64

Non-GAAP to GAAP Reconciliations 65

Non-GAAP to GAAP Reconciliations 66